Exhibit 10.19

AMENDMENT TO

IVAN BRAIKER’S MEMBERSHIP TO

THE BOARD OF DIRECTORS

OF AUGME TECHNOLOGIES, INC.

The Agreement dated August 25, 2011 between Ivan Braiker and Augme Technologies, Inc. (“Augme” or the “Company”) is hereby amended:

The language enclosed below shall be added to Mr. Braiker’s Agreement specially, under section 6 Equity:

•                  you will receive one-percent (1%) Transaction Fee for your participation in the realization of the monetization of the Company’s intellectual property either through: a) a settlement agreement; b) license agreement (except for licenses entered into in the ordinary course of the Company’s business); or c) asset sale during the period of directorship and extending six months thereafter.

IN WITTNESS WHEREOF, the parties have executed this Amendment to Ivan Braiker’s Membership to the Board of Directors of Augme Technologies, Inc. as of November 28, 2011.

ACCEPTED BY:	ACCEPTED BY:

Name: Paul Arena	Name: Ivan Braiker

Title: Chairman	Title: Director